Exhibit 99.2
Investor Presentation REALTY GROWTH February 2023 West Broad Village Glen Allen, VA

© CTO Realty Growth, Inc. | ctoreit.com Company Highlights 2 Differentiated Investment Strategy Focusing on Asset Recycling and Value-Add Acquisitions Southeast and Southwest Retail & Mixed-Use Multi-tenant portfolio in attractive business-friendly markets with strong demographics and outsized long-term growth potential Stable and Flexible Balance Sheet Ample Liquidity and No Upcoming Debt Maturities Active Asset Management Emphasizing Operational Upside Experienced Leadership Team With Deep Real Estate and REIT Experience West Broad Village Glen Allen, VA West Broad Village Glen Allen, VA Jordan Landing West Jordan, UT The Shops at Legacy Plano, TX The Collection at Forsyth Cumming, GA Madison Yards Atlanta, GA Madison Yards Atlanta, GA Daytona Beachside Restaurants Daytona Beach, FL The Strand at St. John’s Town Center Jacksonville, FL

© CTO Realty Growth, Inc. | ctoreit.com Company Profile 3 As of February 23, 2023, unless otherwise noted. 1. As of February 23, 2023. 2. Based on $18.69 per share common stock price as of February 22, 2023. The Exchange at Gwinnet Buford, GA 23 3.7M 7.7% PROPERTIES SQUARE FEET IMPLIED CAP RATE 8.1% IMPLIED INVESTMENT YIELD $430M $449M $933M EQUITY MARKET CAP2 OUTSTANDING DEBT ENTERPRISE VALUE (NET OF CASH) SERIES A PREFERRED $75M Q1 2023 ANNUALIZED DIVIDEND $1.52/share 8.1% CURRENT ANNUALIZED DIVIDEND YIELD2 $41M INVESTMENT IN ALPINE INCOME PROPERTY TRUST $1.64 – $1.69 AFFO PER SHARE GUIDANCE RANGE1

© CTO Realty Growth, Inc. | ctoreit.com 2022 Highlights 4 Accretive and Opportunistic Investment Activity ▪ Invested a record $314.0 million into mixed-use or retail property acquisitions concentrated in Atlanta, Dallas, Richmond and Houston at a weighted-average going-in cash cap rate of 7.5% ▪ Sold three single tenant income properties, the sole remaining multi-tenant office property, one hotel ground lease, and one muti-tenant retail property for $81.1 million at a weighted average exit cap rate of 6.2% ▪ Entered into four structured investments to provide $59.2 million of funding towards the development or redevelopment of retail mixed-use properties in submarkets of Atlanta, Dallas and Orlando at a blended initial yield of 8.2% Strong Financial Performance and Well-Positioned Balance Sheet ▪ Grew Core FFO by 35% to $1.74 per diluted share and AFFO by 26% to $1.83 per diluted share ▪ Paid regular common stock cash dividends during the full year of 2022 of $1.49 per share, a 12% increase over the Company’s 2021 common stock cash dividends ▪ Issued a combined five million shares of common stock through the Company’s inaugural follow-on equity offering and under its ATM offering program at a weighted average gross price of $19.73 per share, for total net proceeds of $95.3 million. ▪ Expanded revolving credit facility from $210 million to $300 million and extended the maturity date to January 2027; no debt maturities until 2025 Strong Performing, Attractively Located, Growing Portfolio ▪ Signed 217,000 square feet of new leases, renewals and extensions with an average comparable increase of 17% 1 ; comparable new leases signed during the year increased cash base rents by 58% 1 over the expiring cash base rents ▪ 2022 Same-Property NOI increase of 13.0% ▪ 70% of annualized base rents come from properties in the high-growth markets of Atlanta, Dallas, Raleigh, Phoenix, Houston, Tampa, Salt Lake City and Las Vegas; nearly 60% of annualized base rents come from grocery-anchored assets and mixed-use lifestyle properties As of December 31, 2022, unless otherwise noted. 1. Excludes newly leased units that were acquired as vacant.

© CTO Realty Growth, Inc. | ctoreit.com Peer Comparisons 16.4x 13.3x 13.0x 12.3x 11.9x 11.7x 11.2x 11.1x 11.0x 10.4x 9.7x 4.1% 4.2% 4.5% 8.1% 5.0% 3.9% 4.5% 4.6% 5.0% 5.4% 4.9% 3.50% 4.50% 5.50% 6.50% 7.50% 8.50% 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x FRT UE KIM CTO AKR SITC KRG BRX AAT RPT WSR 1. All dividend yields and 2023E FFO multiples are based on the closing stock price on February 22, 2023, using current annualized dividends and 2023E FFO per share estimates for the peer companies from the KeyBank The Leaderboard report dated February 17, 2023. 2023E FFO per share for CTO reflects the midpoint of Core FFO guidance provided on February 23, 2023. CTO has an outsized dividend yield and attractive absolute valuation relative to many of its retail-focused peer group and its long-term growth opportunities 2023E FFO Multiple and Annualized Dividend Yield1 5 CTO is trading at an implied 7.7% cap rate on its income producing property NOI and has a current dividend yield of 8.1%

© CTO Realty Growth, Inc. | ctoreit.com Differentiated Investment Strategy 6 CTO has a retail-oriented real estate strategy that focuses on owning, operating and investing in high-quality properties through direct investment and management structures Multi-Tenant Asset Strategy ▪ Focused on retail-based, multi-tenanted assets that have a grocery, lifestyle or community-oriented retail component and a complimentary mixed-use component, located in higher growth MSAs within the continental United States ▪ Acquisition targets are in higher growth markets and exhibit strong current in-place yields with a future potential for increased returns through a combination of vacancy lease-up, redevelopment or rolling in-place leases to higher market rental rates Monetization of Legacy Assets ▪ CTO has a number of legacy assets (office properties and mineral rights) that when monetized, will unlock meaningful equity to be redeployed into core strategy assets that may drive higher cash flow, FFO and AFFO per share Alpine Income Property Trust and Retained Net Lease Assets ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings Targeting Multi-Tenant, Retail-Based, Value-Add Income Property Acquisitions Monetize Legacy Mineral Rights and Other Assets Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Monetize the Retained Net Lease & Office Properties at Opportunistic Valuations Focused Execution

© CTO Realty Growth, Inc. | ctoreit.com Real Estate and Investment Focus CTO’s investment strategy is focused on generating relative outsized returns for our shareholders by acquiring and owning well-located properties in markets and states that are business and tax friendly, where the long-term cash flows and underlying real estate values are supported by significant population and job growth. ▪ Focused on markets/states projected to have outsized job and population growth with favorable business climates ▪ Geographic emphasis set to benefit from strong retailer demand to serve increasing populations ▪ Differentiated asset investment strategy prioritizes value-add retail and mixed-use properties with strong real estate fundamentals ▪ Track record of acquiring at meaningful discounts to replacement cost and below market leases where real estate fundamentals will drive outsized rental rate growth ▪ Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to Miami drive long-term, outsized risk-adjusted returns Orlando Jacksonvill e Tampa Atlanta Nashville Charlotte Raleigh-Durham Washington, DC Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix 7 CTO Target Market

© CTO Realty Growth, Inc. | ctoreit.com Accelerating Investment Performance 8 $365 $489 $468 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 0.0% 10000.0% 20000.0% 30000.0% 40000.0% 50000.0% 2020 2021 2022 Monetization of Non-Income Producing Legacy Assets Dispositions Investments Investment and Disposition Activity Cumulative Annual Transaction Activity The Shops at Legacy Plano, TX The Shops at Legacy Plano, TX

© CTO Realty Growth, Inc. | ctoreit.com Evolution into a Leading Multi-Tenant, Retail-Focused Portfolio 9 20191 Number of Properties 34 27 22 23 Total Portfolio Square Feet 1.8M 2.5M 2.7M 3.7M Occupancy 95% 93% 89% 90% Annualized Cash Base Rent (Cash ABR) $27.6M $38.2M $49.6M $72.6M % of Cash ABR from Multi-Tenant / Single Tenant Properties 28% / 72% Multi-Tenant / Single Tenant 48% / 52% Multi-Tenant / Single Tenant 79% / 21% Multi-Tenant / Single Tenant 88% / 12% Multi-Tenant / Single Tenant % of Cash ABR from Retail & Mixed-Use / Office Properties2 60% / 37% Retail & Mixed-Use / Office 65% / 33% Retail & Mixed-Use / Office 78% / 20% Retail & Mixed-Use / Office 90% / 10% Retail & Mixed-Use / Office Top Tenant as a % of ABR 12% Fidelity (S&P: A+) 9% Fidelity (S&P: A+) 7% Fidelity (S&P: A+) 5% Fidelity (S&P: A+) Top Market as a % of ABR 31% Jacksonville 22% Jacksonville 16% Atlanta 33% Atlanta Acres of Vacant Land Owned 5,306 acres 1,606 acres − − Value of PINE Shares & Units at Quarter-End $32.4M $30.6M $41.0M $42.0M 2020 2021 2022 All values are as of year-end for their respective years. 1. 2019 represents the year Alpine income Property Trust, Inc. (PINE) completed it’s IPO with a portfolio contributed from CTO. It also signifies the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets. 2. Any amount unaccounted for is associated with CTO’s previously owned Carpenter Hotel ground lease in Austin, TX.

© CTO Realty Growth, Inc. | ctoreit.com Strong Demographic Portfolio 10 Percentages listed based on Annualized Cash Base Rent. Differences are a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Cash Base Rent of each property. 2. As ranked by Urban Land Institute & PWC in the ‘2023 Emerging Trends in Real Estate’ publication. Income Producing Property Atlanta, GA 33% Dallas, TX 11% Richmond, VA 11% Raleigh, NC 7% Phoenix, AZ 7% Jacksonville, FL 6% Albuquerque, NM 5% Houston, TX 4% Santa Fe, NM 4% Tampa, FL 3% Salt Lake City, UT 2% Las Vegas, NV 2% Washington, DC 2% Daytona Beach, FL 1% Orlando, FL <1% Denotes an MSA with over one million people; Bold denotes a Top 25 ULI Market2 % of Annualized Rent By State 217,300 Portfolio Average 5-Mile Population1 $136,150 Portfolio Average 5-Mile Household Income1 1.0% Portfolio Average 2022 - 2027 Projected Annual Population Growth1 83% Percentage of Portfolio ABR from ULI’s Top 30 Markets1 > 20% 10% - 20% 5% - 10% < 5%

© CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Growth Opportunities Recently constructed retail and mixed-use portfolio with a combination of value-add lease up, redevelopment and stable, in-place cash flows in some of the strongest markets in the United States. 11 Repositioning Upside Essential Retail Stable Cash Flow The Shops at Legacy Plano, TX Ashford Lane Atlanta, GA 125 Lincoln & 150 Washington Santa Fe, NM Madison Yards Atlanta, GA The Exchange at Gwinnett Buford, GA The Strand at St. John’s Town Center Jacksonville, FL Crossroads Towne Center Chandler, AZ Beaver Creek Crossings Apex, NC West Broad Village Glen Allen, VA

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – The Collection at Forsyth, Cumming, GA 12 Recently acquired 560,000 square foot lifestyle property with significant repositioning upside in one of the fastest growing submarkets of Atlanta ▪ Built in 2006 on 59 acres, the property serves Atlanta’s fastest growing and most affluent county ▪ High-quality property acquired for $171 per square foot, meaningfully below replacement cost with the potential to push higher rents ▪ Opportunity to make the property grocery-anchored by leasing the former grocer outparcel (former Earth Fare) ▪ Utilizing the Ashford Lane leasing team to drive tenant leasing and operational synergies ▪ Population over 146,200 and average household income of The Collection at Forsyth $172,000 in 5-mile radius Cumming, GA The Collection at Forsyth Cumming, GA The Collection at Forsyth The Collection at Forsyth Cumming, GA Future Hospital Site Future Spa Site THE COLLECTION AT FORSYTH

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – West Broad Village, Glen Allen, VA 13 Newly acquired 392,000 square foot grocery- anchored, mixed-use lifestyle center with attractive long-term upside from value-add leasing ▪ Region’s premier mixed-use destination property anchored by Whole Foods (S&P: AA- ) ▪ Built between 2007 and 2014 and prominently situated on 32.6 acres within Richmond’s affluent Short Pump submarket ▪ National and local tenant lineup concentrated in grocery, food & beverage, education, childcare, entertainment, home décor, and medical sectors ▪ Amplified trade area allowing the property to benefit from five-mile average household incomes of more than $140,000 and a five-mile population of nearly 175,000 ▪ Acquired for $239 per square foot, meaningfully below replacement cost ▪ More than 68,000 square feet of acquired vacancy to drive future cash flow West Broad Village Glen Allen, VA West Broad Village Glen Allen, VA West Broad Village Glen Allen, VA West Broad Village West Broad Village Glen Allen, VA

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – Madison Yards, Atlanta, GA 14 Recently acquired 162,500 square foot grocery-anchored shopping center that established Atlanta as CTO’s top investment market ▪ Stable, high barrier-to-entry, in-fill location in Atlanta’s Inman Park/Beltline submarket ▪ Over 445 feet of direct Beltline frontage, Atlanta’s 22-mile cultural, multiuse outdoor loop that attracts 1.7 million visitors annually ▪ True live, work, play property, anchored by Publix (17 years) and AMC (13 years), complimented by a service, experiential and food driven tenant lineup ▪ All leases except for one have base term rent increases ▪ More than 500 directly adjacent multi-family units and townhomes ▪ Population over 171,500 in a 3-mile radius; average household income of $130,000 in one mile ▪ High-quality, class A property built in 2019 Madison Yards Atlanta, GA Madison Yards Atlanta, GA The Beltline Madison Yards Madison Yards Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Property Cash Flow & Leasing Momentum 15 8% 7% 8% 16% 11% 18% 8% 5% 5% 14% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% Lease Rollover Schedule % of ABR Expiring Leases Signed in 2022 ▪ 2022 Year-Over-Year Same-Property NOI 13.0% o 19.3% multi-tenant same-property NOI growth o 3.9% single tenant same-property NOI growth ▪ 2022 Comparable Leasing Spreads1 17.3% o 58.0% comparable new lease spreads1 o 5.5% option & renewal spreads1 ▪ Leased Occupancy 93% o 270 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy As of December 31, 2022, unless otherwise noted. 1. Excludes newly leased units that were acquired as vacant.

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 16 Ashford Lane will incorporate outdoor seating and eating areas, along with a number of new green spaces, including The Lawn, that will drive a more community-focused experience (Not Owned) (Not Owned) (Not Owned) T H E H A L L Ashford Lane Atlanta, GA Acquired as Perimeter Place in 2020, with an opportunity to up-tier through targeted lease-up, an improved tenant mix and market repositioning ▪ High barrier-to-entry location with new residential projects, increasing density and 24-hour demand ▪ Near southeast corporate headquarters for UPS, State Farm, First Data, IHG and Mercedes Benz ▪ 5-mile population of more than 248,000; 5-mile average household income of $164,000 T H E H A L L

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 17 Ashford Lane is being repositioned as a higher-end shopping and dining destination within a growing and relatively affluent submarket of Atlanta ▪ Opportunity to deliver increased rental rates with higher-end tenants supported by new multi-family and office development ▪ Additional green space, outdoor seating and eating areas will support improved foot traffic and offer restaurant-focused amenities ▪ Signed new leases with the following notable tenants in 2021 and 2022: Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – 125 Lincoln & 150 Washington, Santa Fe, NM 18 Signed a 9,200 square foot lease with the Rosewood Inn of Anasazi operator who will create four high-end suites on the 4th floor ▪ Two-building property with dedicated underground parking in the heart of Santa Fe, just north of the historic Santa Fe Plaza ▪ Recently installed paid parking system to drive increased operational cash flow ▪ Currently negotiating letters of intent and forms of lease with multiple prospective tenants ▪ Prime 12,000 square foot street-level vacancy available for lease to anchor the property’s repositioning in the market Plaza 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM

© CTO Realty Growth, Inc. | ctoreit.com Consistent Dividend Growth 19 $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 $0.05 $0.07 $0.12 $0.91 $1.33 $1.49 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ▪ 46 consecutive years of paying a common dividend ▪ Under current management (beginning in 2011), the Company’s common stock cash dividend has grown in each of the last 10 years ▪ Company policy is to target a payout ratio of 100% of taxable income ▪ Dividend increases are driven by increasing taxable income and free cash flow ▪ 2022 AFFO per share common stock dividend payout ratio of 81% (1) CTO converted to a REIT in December of 2020, accelerating the required dividend payout Increasing cash flow and earnings have driven a more than 64% increase to CTO’s annualized common stock dividend since 2020 Cash Dividend Per Share Paid (Split Adjusted) Current Annualized Per Share Cash Dividend $1.52 Annualized Per Share Cash Dividend Yield 8.1% 1 As of February 22, 2023, unless otherwise noted.

© CTO Realty Growth, Inc. | ctoreit.com 2023 Guidance 20 Low 2023 High 2023 Core FFO Per Diluted Share $1.50 − $1.55 AFFO Per Diluted Share $1.64 − $1.69 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2023 is as follows: Same-Property NOI Growth1 1% − 4% General and Administrative Expense $14 − $15 Weighted Average Diluted Shares Outstanding 22.6 − 23.6 Year-end 2023 Leased Occupancy2 94% − 95% Investments in Income Producing Properties $100 − $250 Target Initial Investment Cash Yield 7.25% − 8.00% Dispositions $5 − $75 Target Disposition Cash Yield 6.00% − 7.50% The Company’s 2023 guidance includes but is not limited to the following assumptions: $ and shares outstanding in millions, except per share data. 1. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. 2. Before potential impact from income producing acquisitions and dispositions.

© CTO Realty Growth, Inc. | ctoreit.com Balance Sheet 21 $51 $83 $100 $214 2023 2024 2025 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility As of December 31, 2022, unless otherwise noted. $ and shares outstanding in millions. 1. Reflects $113.8 million outstanding under the Company’s $300 million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 2. Subsequent to December 31, 2022, the Company entered into an interest rate swaps on $100.0 million to fix SOFR and achieve a weighted average fixed swap rate of 3.28% plus the 10 bps SOFR adjustment plus the applicable spread. 3. The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 0.26% plus the 10 bps SOFR adjustment plus the applicable spread 4. The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 0.64% plus the 10 bps SOFR adjustment plus the applicable spread. 5. The Company entered into interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread. Debt Maturities ▪ Significant liquidity for opportunistic growth ▪ No near-term debt maturities ▪ Well-staggered debt maturity schedule ▪ 46% net debt-to-total enterprise value (TEV) ▪ Year-end net debt-to-pro forma EBITDA of 7.3x 1 Component of Long-Term Debt Type Principal Interest Rate Revolving Credit Facility Floating $13.8 million SOFR + 10 bps + [1.25% - 2.20%] Revolving Credit Facility2 Fixed $100.0 million SOFR + 10 bps + [1.25% - 2.20%] 2025 Convertible Senior Notes Fixed $51.0 million 3.88% 2026 Term Loan3 Fixed $65.0 million SOFR + 10 bps + [1.25% - 2.20%] 2027 Term Loan4 Fixed $100.0 million SOFR + 10 bps + [1.25% - 2.20%] 2028 Term Loan5 Fixed $100.0 million SOFR + 10 bps + [1.20% - 2.15%] Mortgage Note Fixed $17.8 million 4.06% Total Debt 3% Floating $447.6 million

© CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record. 22 John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matthew M. Partridge Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Helal A. Ismail Vice President – Investments ▪ Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B-MAT Homes, Inc.

© CTO Realty Growth, Inc. | ctoreit.com Board of Directors 23 Laura M. Franklin, Independent Director Retired. Former Executive Vice President, Accounting and Administration and Corporate Secretary of Washington Real Estate Investment Trust (Washington REIT) and a member of the Board of Directors of The Chevy Chase Land Company. Graduate of University of Maryland with a B.S. in Accounting and is a Certified Public Accountant. Member of the American Institute of Certified Public Accountants (AICPA). Chairman of the Board. George R. Brokaw, Independent Director Currently Director at DISH Network Corporation (NYSE: DISH). Former Managing Director of the Highbridge Growth Equity Fund at Highbridge Principal Strategies, LLC; Managing Director and Head of Private Equity at Perry Capital, L.L.C.; and Managing Director (Mergers & Acquisitions) of Lazard Freres & Co. LLC. Received a B.A. degree from Yale University and J.D. and M.B.A. degrees from the University of Virginia. Member of the New York Bar. Vice Chairman of the Board, Chairman of the Audit Committee and member of the Compensation Committee. R. Blakeslee Gable, Independent Director Currently Chief Executive Officer of Barron Collier Companies. Former Legislative Director of United States Representative Ed Pastor (AZ) in Washington, D.C. Served in various leadership roles, including project manager during the establishment of the new hometown, Ave Maria, Florida; and vice president of mineral management and real estate. Received a B.A from Tulane University and an M.B.A from Florida Gulf Coast University. Chairman of the Governance Committee and member of the Audit Committee. Christopher W. Haga, Private Investor and Consultant Currently serves as an Operating Partner with MGG Investment Group, an alternative asset manager. Previously served as Head of Strategic Investments with Carlson Capital, L.P.; Director for Fortress Value Acquisition Corp. III (NYSE: FVT) and SWK Holdings Corporation (OTC: SWKH); Principal Investor at RBC Capital Markets; and part of the structured finance department at Lehman Brothers in London. Graduate of the University of North Carolina at Chapel Hill with a B.S. in Business Administration and received an M.B.A. from the Darden School at the University of Virginia. Chairman of the Compensation Committee and member of the Audit and Governance Committees. Christopher J. Drew, Senior Managing Director, JLL Capital Markets (NYSE: JLL) Currently Senior Managing Director, JLL Capital Markets (NYSE: JLL). Former senior associate in the Capital Markets Group at Cushman and Wakefield PLC (NYSE: CWK). Held positions at Pro Access, Inc. and the New York Mets Baseball Organization. Received BBA and MBA degrees from the University of Miami Herbert Business School. Member of the Compensation and Governance Committees John P. Albright, President & CEO Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI)

© CTO Realty Growth, Inc. | ctoreit.com ESG – Corporate Responsibility CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. 24 Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

© CTO Realty Growth, Inc. | ctoreit.com ESG – Environmental Responsibility 25 Over the past nine years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

© CTO Realty Growth, Inc. | ctoreit.com Key Takeaways 26 Earnings Growth Through Capital Recycling Strong, long-term track record of monetizing assets at favorable spreads to drive accretive earnings growth and attractive risk-adjusted returns. Attractive Dividend and Improving Payout Ratio CTO has declared a $0.38 first quarter common stock cash dividend, representing an 8.1% in-place annualized yield1 .. Valuation upside to the Peer Group Valuation upside as CTO is faster growing with a relative 2023E FFO multiple compared to the slower growing, retail-focused peers. Differentiated Investment Strategy Retail-based investment strategy focused on grocery-anchored, traditional retail and mixed-use properties with value-add or long-term residual value opportunities with strong real estate fundamentals in growing markets that can be acquired at meaningful discounts to replacement cost. High-Quality Portfolio in Faster Growing, Business Friendly Locations with Operational Upside Recently constructed portfolio located in faster growing, business friendly markets such as Atlanta, Dallas, Raleigh, Phoenix, Las Vegas, Tampa, Houston, and Salt Lake City, with acquired vacancy and/or repositioning upside. Profitable External Investment Management External management of Alpine Income Property Trust, Inc. (NYSE: PINE), a high-growth, publicly traded, single tenant net lease REIT, provides excellent in-place cash flow and significant valuation upside through the CTO’s 14% retained ownership position. Stable and Flexible Balance Sheet Conservatively levered balance sheet with ample liquidity, no near-term debt maturities, limited floating interest rate exposure, and a demonstrated access to multiple capital sources provides financial stability and flexibility. As of December 31, 2022, unless otherwise noted. 1. As of February 22, 2023.

NYSE: CTO Appendix The Shops at Legacy Plano, TX

© CTO Realty Growth, Inc. | ctoreit.com Schedule of Properties 28 Property Market Asset Type Property Type Square Feet Occupancy Leased Occupancy % of ABR The Collection at Forsyth Cumming, GA Atlanta, GA Mixed-Use Lifestyle 560,434 86% 87% 14% West Broad Village Glen Allen, VA Richmond, VA Mixed-Use Grocery-Anchored 392,007 83% 83% 11% The Shops at Legacy Plano, TX Dallas, TX Mixed-Use Lifestyle 237,366 96% 98% 11% Ashford Lane Atlanta, GA Atlanta, GA Retail Lifestyle 277,408 73% 87% 9% Beaver Creek Crossings Apex, NC Raleigh, NC Retail Power Center 321,977 97% 98% 7% Madison Yards Atlanta, GA Atlanta, GA Retail Grocery-Anchored 162,521 99% 100% 7% Crossroads Towne Center Chandler, AZ Phoenix, AZ Retail Power Center 244,072 99% 99% 7% The Strand Jacksonville, FL Jacksonville, FL Retail Power Center 210,973 92% 95% 7% Fidelity Albuquerque, NM Albuquerque, NM Office Single Tenant Office 210,067 100% 100% 5% Price Plaza Shopping Center Katy, TX Houston, TX Retail Power Center 200,576 97% 97% 4% 125 Lincoln & 150 Washington Santa Fe, NM Santa Fe, NM Mixed Use Mixed-Use 137,209 74% 84% 4% As of December 31, 2022, unless otherwise noted. In-Place Occupancy, Leased Occupancy and % of ABR includes the effects of license agreements.

© CTO Realty Growth, Inc. | ctoreit.com Schedule of Properties 29 Property Market Asset Type Property Type Square Feet Occupancy Leased Occupancy % of ABR The Exchange at Gwinnett Buford, GA Atlanta, GA Retail Grocery-Anchored 69,266 92% 98% 3% Sabal Pavilion Tampa, FL Tampa, FL Office Single Tenant Office 120,500 100% 100% 2% Jordan Landing West Jordan, UT Salt Lake City, UT Retail Power Center 170,996 100% 100% 2% Eastern Commons Henderson, NV Las Vegas, NV Retail Grocery-Anchored 134,304 100% 100% 2% General Dynamics Reston, VA Washington, DC Office Single Tenant Office 64,319 100% 100% 2% Daytona Beach Restaurant Portfolio Daytona Beach, FL Daytona Beach, FL Retail Single Tenant Retail 40,555 100% 100% 1% Westcliff Shopping Center Fort Worth, TX Dallas, TX Retail Grocery-Anchored 133,791 61% 72% < 1% 369 N. New York Ave Winter Park, FL Orlando, FL Mixed-Use Mixed-Use 30,296 84% 100% < 1% As of December 31, 2022, unless otherwise noted. In-Place Occupancy, Leased Occupancy and % of ABR includes the effects of license agreements.

© CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures 30 Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, global supply chain disruptions, and ongoing geopolitical war; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

© CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 31 Non-GAAP Financial Measures (continued) We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, and other non-cash income or expense. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non-cash revenues and expenses such as above-and below-market lease related intangibles, straight-line rental revenue, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loan and master lease investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loan and master lease investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from of the Company’s rental properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

© CTO Realty Growth, Inc. | ctoreit.com References & Contacts 32 References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation has been published on February 23, 2023. ▪ All information is as of December 31, 2022, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2023 Guidance” is based on the 2023 Guidance provided in the Company’s Full Year and Fourth Quarter 2022 Operating Results press release filed on February 23, 2023. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Straight-line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on our current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB-, Baa3 or NAIC-2 or higher from one or more of the Major Rating Agencies. ▪ “Contractual Base Rent” or “CBR” represents the amount owed to the Company under the terms of its lease agreements at the time referenced. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,203,397 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as our total long-term debt as presented on the face of our balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt. Investor Inquiries: Matthew M. Partridge Senior Vice President, Chief Financial Officer and Treasurer (407) 904-3324 mpartridge@ctoreit.com

© CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations 33 CTO Realty Growth, Inc. Consolidated Statements of Operations (Unaudited, in thousands, except share, per share and dividend data) Three Months Ended Year Ended December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Revenues Income Properties $ 19,628 $ 13,922 $ 68,857 $ 50,679 Management Fee Income 994 944 3,829 3,305 Interest Income From Commercial Loans and Investments 841 725 4,172 2,861 Real Estate Operations 1,067 9,109 5,462 13,427 Total Revenues 22,530 24,700 82,320 70,272 Direct Cost of Revenues Income Properties (6,421) (4,127) (20,364) (13,815) Real Estate Operations (553) (7,748) (2,493) (8,615) Total Direct Cost of Revenues (6,974) (11,875) (22,857) (22,430) General and Administrative Expenses (3,927) (2,725) (12,899) (11,202) Impairment Charges − (1,072) − (17,599) Depreciation and Amortization (8,454) (5,153) (28,855) (20,581) Total Operating Expenses (19,355) (20,825) (64,611) (71,812) Gain (Loss) on Disposition of Assets (11,770) 210 (7,042) 28,316 Loss on Extinguishment of Debt − (2,790) − (3,431) Other Gains (Loss) (11,770) (2,580) (7,042) 24,885 Total Operating Income (Loss) (8,595) 1,295 10,667 23,345 Investment and Other Income (Loss) 7,046 4,007 776 12,445 Interest Expense (3,899) (2,078) (11,115) (8,929) Income (Loss) Before Income Tax Benefit (Expense) (5,448) 3,224 328 26,861 Income Tax Benefit (Expense) 2,369 (1,292) 2,830 3,079 Net Income (Loss) Attributable to the Company (3,079) 1,932 3,158 29,940 Distributions to Preferred Stockholders (1,195) (1,196) (4,781) (2,325) Net Income (Loss) Attributable to Common Stockholders $ (4,274) $ 736 $ (1,623) $ 27,615 Per Share Information: Basic and Diluted Net Income (Loss) Attributable to Common Stockholders $ (0.21) $ 0.04 $ (0.09) $ 1.56 Weighted Average Number of Common Shares Basic and Diluted 19,884,782 17,671,194 18,508,201 17,676,809 Dividends Declared and Paid – Preferred Stock $ 0.40 $ 0.40 $ 1.59 $ 0.77 Dividends Declared and Paid – Common Stock $ 0.38 $ 0.33 $ 1.49 $ 1.33

© CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI 34 CTO Realty Growth, Inc. Same-Property NOI Reconciliation (Unaudited, in thousands) Three Months Ended Year Ended December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net Income (Loss) Attributable to the Company $ (3,079) $ 1,932 $ 3,158 $ 29,940 Loss (Gain) on Disposition of Assets 11,770 (210) 7,042 (28,316) Loss on Extinguishment of Debt − 2,790 − 3,431 Impairment Charges − 1,072 − 17,599 Depreciation and Amortization 8,454 5,153 28,855 20,581 Amortization of Intangibles to Lease Income (676) (416) (2,161) 404 Straight-Line Rent Adjustment 521 599 2,166 2,443 COVID-19 Rent Repayments (26) (104) (105) (842) Accretion of Tenant Contribution 40 39 154 236 Interest Expense 3,899 2,078 11,115 8,929 General and Administrative Expenses 3,927 2,725 12,899 11,202 Investment and Other Income (7,046) (4,007) (776) (12,445) Income Tax Expense (Benefit) (2,369) 1,292 (2,830) (3,079) Real Estate Operations Revenues (1,067) (9,109) (5,462) (13,427) Real Estate Operations Direct Cost of Revenues 553 7,748 2,493 8,615 Management Fee Income (994) (944) (3,829) (3,305) Interest Income from Commercial Loans and Investments (841) (725) (4,172) (2,861) Less: Impact of Properties Not Owned for the Full Reporting Period (4,951) (1,197) (25,690) (18,879) Same-Property NOI $ 8,115 $ 8,716 $ 22,857 $ 20,226

© CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures 35 CTO Realty Growth, Inc. Non-GAAP Financial Measures (Unaudited, in thousands, except per share data) 1. Interest related to the 2025 Convertible Senior Notes excluded from net income attributable to the Company to derive FFO effective January 1, 2022 due to the implementation of ASU 2020-06 which requires presentation on an if-converted basis, as the impact to net income attributable to common stockholders would be anti-dilutive. Three Months Ended Year Ended December 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net Income (Loss) Attributable to the Company $ (3,079) $ 1,932 $ 3,158 $ 29,940 Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes1 — — — — Net Income Attributable to the Company, If-Converted $ (3,079) $ 1,932 $ 3,158 $ 29,940 Depreciation and Amortization of Real Estate 8,440 5,153 28,799 20,581 Loss (Gain) on Disposition of Assets, Net of Income Tax 8,898 (210) 4,170 (28,316) Gain on Disposition of Other Assets (519) (1,375) (2,992) (4,924) Impairment Charges, Net — 809 — 13,283 Unrealized Loss (Gain) on Investment Securities (6,405) (3,446) 1,697 (10,340) Impairment Charges, Net — 1,840 — 1,840 Funds from Operations $ 7,335 $ 4,703 $ 34,832 $ 22,064 Distributions to Preferred Stockholders (1,195) (1,196) (4,781) (2,325) Funds from Operations Attributable to Common Stockholders $ 6,140 $ 3,507 $ 30,051 $ 19,739 Loss on Extinguishment of Debt — 2,790 — 3,431 Amortization of Intangibles to Lease Income 676 416 2,161 (404) Less: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes1 — — — — Core Funds from Operations Attributable to Common Stockholders $ 6,816 $ 6,713 $ 32,212 $ 22,766 Adjustments: Straight-Line Rent Adjustment (521) (599) (2,166) (2,443) COVID-19 Rent Repayments 26 104 105 842 Other Depreciation and Amortization (33) (149) (232) (676) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 264 469 774 1,864 Non-Cash Compensation 809 734 3,232 3,168 Non-Recurring G&A — — — 155 Adjusted Funds from Operations Attributable to Common Stockholders $ 7,361 $ 7,272 $ 33,925 $ 25,676 FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.31 $ 0.20 $ 1.62 $ 1.12 Core FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.34 $ 0.38 $ 1.74 $ 1.29 AFFO Attributable to Common Stockholders per Common Share – Diluted $ 0.37 $ 0.41 $ 1.83 $ 1.45

© CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma EBITDA 36 CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during the three months ended December 31, 2022. Three Months Ended December 31, 2022 Net Loss Attributable to the Company $ (3,079) Depreciation and Amortization 8,440 Loss on Disposition Assets, Net of Income Tax 8,898 Gain on Disposition of Other Assets (519) Unrealized Gain on Investment Securities (6,405) Distributions to Preferred Stockholders (1,195) Straight-Line Rent Adjustment (521) Amortization of Intangibles to Lease Income 676 Other Non-Cash Amortization (33) Amortization of Loan Costs and Discount on Convertible Debt 264 Non-Cash Compensation 809 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 3,635 EBITDA $ 10,970 Annualized EBITDA $ 43,880 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, Net1 14,166 Pro Forma EBITDA $ 58,046 Total Long-Term Debt 445,583 Financing Costs, Net of Accumulated Amortization 1,637 Unamortized Convertible Debt Discount 364 Cash & Cash Equivalents (19,333) Restricted Cash (1,861) Net Debt $ 426,390 Net Debt to Pro Forma EBITDA 7.3x

REALTY GROWTH The Strand at St. John’s Town Center Jacksonville, FL